Exhibit 10.4

ABX AIR, INC.

2005 LONG-TERM INCENTIVE PLAN

TIME-BASED RESTRICTED STOCK UNITS

INSTRUCTIONS FOR COMPLETING AWARD AGREEMENT

1.00 Type of Award

This Award Agreement is to be used only to grant Time-based Restricted Stock Units to non-employee directors.

2.00 Instructions for Completing This Form

To complete this form:

•	Select the “edit” option from your P.C.’s horizontal menu bar.

•	Select “Replace” from the drop-down dialogue box.

•	Using the “Replace” dialogue box:

•	In the “Find what” box, type the code of the item to be replaced from the code sheet accompanying this form (using all capital letters or initial capital letters as indicated on the code sheet);

•	In the “Replace with” box, type the information to be substituted for the coded item (using all capital letters or initial capital letters as indicated on the code sheet);

•	Click “match case”; and

•	Click on the “Replace all” box.

•	Repeat this procedure for each code to be replaced.

ABX AIR, INC.

2005 LONG-TERM INCENTIVE PLAN

TIME-BASED RESTRICTED STOCK UNITS AWARD AGREEMENT

Code Sheet

The following codes are used in this Award Agreement and should be replaced using your P.C.’S “Replace” function (see instructions accompanying this form).

VTA Grantee’s name (all capital letters)

VTB Grant Date (all capital letters)

Vtb Grant Date (initial capital letters only)

Vtc Last day of the sixth full calendar month beginning after the Grant Date

Vte Date that is 30 days after the Grant Date (initial capital letters only)

Vtf Number of Restricted Stock Units granted (insert only the number in Arabic numerals)

Vtq Grantee’s name (initial capital letters only)

THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF

1933

ABX AIR, INC.

2005 LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK UNITS AWARD AGREEMENT

GRANTED TO VTA ON VTB

ABX Air, Inc. (“Company”) and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company’s business. To this end, the Company and its shareholders adopted the ABX Air, Inc. 2005 Long-Term Incentive Plan (“Plan”) as a means through which you may share in the Company’s success. If you satisfy the conditions described in this Agreement (and the Plan), your Award will mature into common shares of the Company.

This Award Agreement describes many features of your Award and the conditions you must meet before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan and the Plan’s Prospectus carefully to ensure you understand how the Plan works;

•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and

•	Contact W. Joseph Payne at (937) 382-5591 ext. 2686 if you have any questions about your Award.

Also, no later than Vte, you must return a signed copy of the Award Agreement to:

W. Joseph Payne

ABX Air, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

If you do not do this, your Award will be revoked automatically as of the date it was granted and you will not be entitled to receive anything on account of the retroactively revoked Award.

Section 409A of the Internal Revenue Code (“Section 409A”) imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan’s Prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued rules fully defining the effect of Section 409A, it may be necessary to revise your Award Agreement if you are to avoid these penalties. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

Nature of Your Award

You have been granted Restricted Stock Units (“RSUs”). If you satisfy the conditions described in this Award Agreement, your RSUs will be converted to an equal number of shares of Company stock. Federal income tax rules apply to RSUs. These and other conditions affecting your RSUs are described in this Award Agreement, the Plan and the Plan’s Prospectus, all of which you should read carefully.

No later than Vte you must return a signed copy of this Award Agreement to:

W. Joseph Payne

ABX Air, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

If you do not do this, your Award will be revoked automatically as of the Grant Date and you will not be entitled to receive anything on account of the retroactively revoked Award.

Grant Date: Your RSUs were issued on Vtb.

This is the date you begin to earn your Award.

Number of RSUs: You have been granted Vtf RSUs. The conditions that you must meet before the Award matures into shares of Company stock are discussed below in the section titled “When Your Award Will Be Settled.”

Restriction Period: The period that begins on the Grant Date (i.e., Vtb) and ends on Vtc.

This is the period over which the Board will determine if you have met the conditions imposed on your Award.

When Your Award Will Be Settled

Normal Settlement Date: If you continue to serve as a non-employee director throughout the Restriction Period, your RSUs will be converted to an equal number of shares of Company stock and distributed to you when you leave the board. However, if you do not continue to serve as a non-employee director throughout the Restriction Period, your RSUs will be forfeited. However, your RSUs may be settled earlier in the circumstances described in the next section.

How Your RSUs Might Be Settled Earlier Than the Normal Settlement Date: All restrictions on your RSUs will be removed automatically and Vtf shares of Company stock will be distributed to you if, before Vtc:

•	Your board service terminates because of death, disability (as defined in the Plan) or after completing one full term as a board member; or

•	There is a Business Combination (as defined in the Plan).

How Your RSUs May Be Forfeited: You will forfeit any RSUs if, before your RSUs are settled:

•	Without the Company’s advance written consent, you agree to or actually serve in any capacity for a business or entity that competes with any portion of the Company’s or any Subsidiary’s (as defined in the Plan) business or provide services (including business consulting) to an entity that competes with any portion of the Company’s or any Subsidiary’s business;

•	You refuse or fail to consult with, supply information to or otherwise cooperate with the Company after having been requested to do so; or

•	You deliberately engage in any action that the Company decides harms the Company or any Subsidiary.

Settling Your Award

If all applicable conditions have been met, your RSUs will be settled automatically when your board service ends. At that time, you will receive one share of Company stock for each RSU you have earned.

Other Rules Affecting Your Award

Until Your RSUs Are Settled: Until your RSUs are settled, you may not exercise any voting rights associated with the shares underlying your RSUs. Nor will you be entitled to receive any dividends with respect to those shares.

Beneficiary Designation: You may name a Beneficiary or Beneficiaries to receive any portion of your Award that is settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form and in the Plan. If you have not made an effective Beneficiary designation, your Beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

Tax Withholding: You (and not the Company) are solely responsible for any income and other tax withholding obligation associated with this Award or its conversion to shares of Company stock.

Transferring Your RSUs: Normally your RSUs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive the value of any RSUs that are settled after you die. Also, the Committee may allow you to place your RSUs into a trust established for your benefit or the benefit of your family. Contact W. Joseph Payne at (937) 382-5591 ext. 2686 or at the address given below if you are interested in doing this.

Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the United States and of the State of Ohio, except to the extent that the Delaware General Corporation Law is mandatorily applicable.

Other Agreements: Also, your RSUs will be subject to the terms of any other written agreements between you and the Company.

Adjustments to Your RSUs: Your Award will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your RSUs will be adjusted to reflect a stock split).

Other Rules: Your RSUs also are subject to more rules described in the Plan and in the Plan’s Prospectus. You should read both these documents carefully to ensure you fully understand all the conditions of this Award.

Tax Treatment of Your Award

The federal income tax treatment of your RSUs is discussed in the Plan’s Prospectus which you should read carefully.

*****

You may contact W. Joseph Payne at (937) 382-5591 ext. 2686 or at the address given below if you have any questions about your Award or this Award Agreement.

*****

Your Acknowledgment of Award Conditions

Note: You must sign and return a copy of this Award Agreement to W. Joseph Payne at the address given below no later than Vte.

By signing below, I acknowledge and agree that:

•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus;

•	I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;

•	I will consent (on my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce its value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below not later than Vte, my Award will be revoked automatically as of the date it was granted and I will not be entitled to receive anything on account of the retroactively revoked Award.

Vtq

(signature)

Date signed:

A signed copy of this form must be sent to the following address no later than Vte:

W. Joseph Payne

ABX Air, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

After it is received, the ABX Air, Inc. 2005 Long-Term Incentive Plan Committee will acknowledge receipt of your signed agreement.

*****

Committee’s Acknowledgment of Receipt

A signed copy of this Award Agreement was received on                     .

By:

Vtq:

             Has complied with the conditions imposed on the grant and the Award and the Award Agreement remains in effect; or

             Has not complied with the conditions imposed on the grant and the Award and the Award Agreement are revoked as of the Grant Date because describe deficiency

ABX Air, Inc. 2005 Long-Term-Incentive Plan Committee

By:

Date:

Note: Send a copy of this completed form to Vtq and keep a copy as part of the Plan’s permanent records.

ABX AIR, INC.

2005 LONG-TERM INCENTIVE PLAN

BENEFICIARY DESIGNATION FORM

RELATING TO RESTRICTED STOCK UNITS ISSUED TO VTA ON VTB

Instructions for Completing This Form

You may use this form to [1] name the person you want to receive any amount due under the ABX Air, Inc. 2005 Long-Term Incentive Plan after your death or [2] change the person who will receive these benefits.

There are several things you should know before you complete this form.

First, if you do not elect another Beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.

Second, your election will not be effective (and will not be implemented) unless you complete all applicable portions of this form.

Third, your election will be effective only if this form is completed properly and returned to W. Joseph Payne at the address given below.

Fourth, all elections will remain in effect until they are changed (or until all death benefits are paid).

Fifth, if you designate your spouse as your Beneficiary but are subsequently divorced from that person (or your marriage is annulled), your Beneficiary designation will be revoked automatically.

Sixth, if you have any questions about this form or if you need additional copies of this form, please contact W. Joseph Payne at (937) 382-5591 ext. 2686 or at the address given below.

1.00 Designation of Beneficiary

1.01 Primary Beneficiary:

I designate the following persons as my Primary Beneficiary or Beneficiaries to receive any amount due under the Award Agreement described at the top of this form after my death. This benefit will be paid, in the proportion specified, to:

% to
(Name)	(Relationship)

Address:

% to
(Name)	(Relationship)

Address:

% to
(Name)	(Relationship)

Address:

% to
(Name)	(Relationship)

Address:

1.02 Contingent Beneficiary

If one or more of my Primary Beneficiaries dies before I die, I direct that any amount due under the Award Agreement described at the top of this form after my death:

             Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

             Be distributed among the following Contingent Beneficiaries.

% to
(Name)	(Relationship)

Address:

% to
(Name)	(Relationship)

Address:

% to
(Name)	(Relationship)

Address:

% to
(Name)	(Relationship)

Address:

****

Elections made on this form will be effective only after this form is received by W. Joseph Payne and only if it is fully and properly completed and signed.

Name: Vtq

Soc. Sec. No.:

Date of Birth:

Address:

____________________________________________________________________

Sign and return this form to W. Joseph Payne at the address given below

Date	Signature

Return this signed form to W. Joseph Payne at the following address:

W. Joseph Payne

ABX Air, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

Received on:

By: